Exhibit 99.2

NASDAQ: TRAW November 2025 Corporate Presentation

Forward-looking statements

This presentation contains, and certain oral statements made by management from time to time may contain, "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include actions, events, results, strategies and expectations and are often identifiable by use of the words "believes", "expects", "intends", "anticipates", "plans", "seeks", "estimates", "projects", "may", "will", "could", "might", or "continues" or similar expressions. Forward-looking statements within this presentation include, but are not limited to, express or implied statements regarding the nature, strategy, opportunities and focus of Traws Pharma, Inc. ("Traws"); the development, commercial potential and potential benefits of any product candidates; anticipated clinical drug development activities, related timelines and expected milestones; anticipated interactions with regulatory authorities, including both the FDA and BARDA and similar international regulatory agencies; and other statements that are not historical fact. All statements other than statements of historical fact contained in this communication are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. There can be no assurance that future developments affecting the company will be those that have been anticipated.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Traws' control. Traws' actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the uncertainties associated with Traws' product candidates, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the commencement and completion of clinical trials, studies and evaluations; (ii) risks related to the inability of Traws to obtain sufficient additional capital to continue to advance its product candidates and operate its business; (iii) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (iv) risks related to the failure to realize any value from product candidates currently being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (v) uncertainties in retaining key personnel, including the executive team and directors; (vi) risks that may stem from changes in the regulatory, economic and/or political landscape, (vii) disruption and volatility in the global currency, capital, and credit markets; and (viii) risks associated with the possible failure to realize certain anticipated benefits of Traws' 2024 merger with Trawsfynydd Therapeutics, Inc., including with respect to future financial and operating results and the other risks and uncertainties included in Traws' Annual Report on Form 10-K for the year ended December 31, 2024 and Traws' subsequent filings with the U.S. Securities and Exchange Commission (the "SEC"). Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Traws expressly disclaims any obligation or undertaking, unless required by applicable law, to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This communication does not purport to summarize all of the conditions, risks and other attributes of an investment in Traws. This presentation is for informational purposes only and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Traws, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

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TRAWS PHARMA

Targeting Critical Viral Threats to Human Health

1. Focusing on small molecule antiviral drugs active against respiratory viruses with pandemic potential
2. Potential best-in-class COVID program to replace existing therapies (>$6B revenue, 2024), prevent clinical rebound and explore treatment of Long COVID[1]
3. Potential first-in-class bird flu program, with an initial goal to build out the US strategic stockpile (estimated 300 million to 600 million doses[2])
4. Experienced team, supported by recognized institutional investors, including OrbiMed
5. Progressing business development exit strategies for legacy oncology assets (rigosertib and narazaciclib)

3

Source: 1. Pfizer 2024 financial results here, p. 24, Merck 2024 financial results here, p5 = $5.7B + $964M = >$6B 2. TRAW internal information.

TRAWS PHARMA

4 Antiviral drugs attack a conserved virus component that does not vary according to seasonal changes in virus Antiviral drugs are small molecules that inhibit the activity of critical viral enzymes and are used specifically to treat active infections or to prevent virus spread to close contacts of an infected person Sources: 1. TRAW information. 2. https://www.nejm.org/doi/full/10.1056/NEJMsb2506929 3. BIKTARVY is a registered trademark of Gilead Science, Inc. 4. PAXLOVID® is a registered trademark of Pfizer, Inc. 5 Antiviral Drugs Represent a Significant Growth Sector for Biopharma 1 V accine use is waning dramatically due to fast development of resistance and regulatory hurdles for approvals, including new guidance restricting broad use in the absence of long - term safety studies 2 Antivirals have experienced continued blockbuster growth (2024 revenue): • BIKTARVY®: $13.4 billion 3 (Gilead: HIV, 2018 introduction) • PAXLOVID®: $5.7 billion 4 (Pfizer: COVID, 2021 introduction) Traws ’ next generation antivirals are designed to maximize efficacy and safety while overcoming resistance to existing agents

Comments/Potential Next Steps Phase 3 Phase 2 Phase 1 Preclinical Program/Market Respiratory Viruses • Demonstrated suppression of a broad range of native and resistant strains • Positive Phase 1 safety, PK/PD data in 10 - day regimen without ritonavir • Phase 2 studies initiated in Q4 2025, topline data expected by YE 2025 COVID - 19 (acute treatment and long COVID) Ratutrelvir • Demonstrated protection against mortality and disease in 3 species • Positive Phase 1 safety and PK data • Filing of IND to enable advancement of BARDA discussions on the drug stock piling initiative for pandemic preparedness Bird Flu/Seasonal flu Tivoxavir marboxil (TXM) High - Potential Antiviral Pipeline Focused on Critical Threats to Human Health from Respiratory Viral Diseases 5

Key Program Highlights

COVID - Ratutrelvir

Potent across many SARS-CoV2 viral strains, with superior *in vitro* suppression of COVID versus benchmarks and emerging drug candidates

Ritonavir-independent regimen mitigates patient exclusion due to drug-drug interactions, providing access to protease inhibitor therapy for patients who cannot take PAXLOVID®

Single, daily dose showed favorable Phase 1 PK with good safety supporting a proposed 10-day dose regimen

The 10-day dosing regimen (compared to 5-day PAXLOVID®) has the potential to prevent both COVID-rebound and Long COVID

H5N1 Bird Flu – Tivoxavir marboxil

Broad potency against many viral strains, including strains resistant to Tamiflu® and XOFLUZA®

Positive data from 3 animal models commonly used to assess bird-flu confirm drug activity

One dose of TXM showed favorable Phase 1 PK with plasma blood levels > EC_{90} for ~3 weeks with good safety

Single dose therapy suitable for bird flu or seasonal flu treatment or prophylaxis; strong candidate for inclusion in strategic stockpile for pandemic preparedness

Filing of IND to enable advancement of BARDA discussions on the drug stock piling initiative for pandemic preparedness

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Source: TRAW data on file. Notes: PK = pharmacokinetics. PAXLOVID® is a registered trademark of Pfizer, Inc. Tamiflu® is a trademark registered of Roche. Xofluza® is a registered trademark of Genentech Pharmaceuticals

TRAWS PHARMA

Finance Dashboard

Program	Milestone
Ratutrelvir	• Phase 2 studies initiated in Q4 2025, topline data by YE 2025 • Increase focus on preventing clinical rebound and mitigating risk for Long COVID
Tivoxavir Marboxil	• Filing of IND to enable advancement of BARDA discussions on the drug stock piling initiative for pandemic preparedness

Market Potential[1]

COVID: Potential best-in-class agent to replace existing therapies, and prevent clinical rebound, as well as Long COVID. Expecting increased demand for COVID therapy as vaccine effectiveness/use declines

Bird Flu: In short term, US strategic stockpile approx. 300,000,000 - 600,000,000 doses

Seasonal Flu: Potential best in class agent to replace existing therapies addressing emerging resistant strains

Selected Financial Information

Cash, cash equivalents and short-term investments as of September 30, 2025, $6.4M[1]

Cash position to support planned operations into Q1 2026

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Source: 1. TRAW data on file, Existing therapies include PAXLOVID is a registered trademark of Pfizer, Inc., and LAGREVRIO is trademark of Merck Sharpe & Dohme Corp.
Financial information as of TRAW 10Q filed November 13, 2025

TRAWS PHARMA

Strong Team with Track Record of Executing and Creating Value Robert R. Redfield, MD Chief Medical Officer C. David Pauza, PhD Chief Science Officer Charles Parker Chief Financial Officer Board of Directors Nikolay Savchuk , PhD Chief Operating Officer, Director Chairman Jack E. Stover CEO, Director Iain D. Dukes, MA D Phil COO, Director Nikolay Savchuk , PhD Special Advisor, Director Werner Cautreels , PhD Director Trafford Clarke Director John Leaman, MD Director Teresa Shoemaker 8 Iain D. Dukes, MA, D Phil CEO, Director

9 COVID - 19 Ratutrelvir (TRX01) Investigational Main protease ( Mpro ) inhibitor Ritonavir - independent,10 - day, once - daily dosing regimen

COVID Continues to be a Critical Threat to Human Health Risk of viral rebound (>20% of PAXLOVID treated cases) and Long COVID (10 - 20% of cases) 10 Notes: PAXLOVID® is a registered trademark of Pfizer, Inc. COVID estimates: https://www.cdc.gov/covid/php/surveillance/burden - estimates.html . Long COVID: Carly Herbert et al. (2025): https://doi.org/10.1093/cid/ciae539 . COVID rebound: https:// www.acpjournals.org / doi /10.7326/M23 - 1756

Long COVID Associates with Slow Viral Clearance and Viral Rebound During Acute SARS - CoV - 2 Infection 11 Symptoms associated with the risk of Long COVID Herbert, C., et al., Poster 0935, 2025 Conference on Retroviruses and Opportunistic Infection (CROI)

Why Improving COVID Therapy Matters

Significant cause of human disease and mortality in vulnerable populations[1]

1. Declining vaccine use, regulatory hurdles slowing vaccine approval, and poor match of vaccine with current variants increases virus spread and potential for serious disease

2. Increasing clinical and economic burden of Long COVID

3. Many people seeking COVID19 therapy are ineligible for PAXLOVID® due to drug interactions of the boosting agent ritonavir. Estimated that ~20% of persons seeking treatment are denied because they are using common medications that are incompatible with ritonavir

4. Approved PAXLOVID® label limited to 5-days, which may be insufficient to prevent clinical rebound and Long COVID

5. COVID is now established as a long-term public health challenge with an increasing burden of people suffering from Post-Acute Sequelae of COVID (PASC, aka Long COVID)[2]

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Sources and Notes: 1. Traws information, 2. Carly Herbert et al. (2025) Clinical Infectious Diseases. https://doi.org/10.1093/cid/ciae539.
PAXLOVID® is a registered trademark of Pfizer, Inc

TRAWS PHARMA

Ratutrelvir Value Proposition for COVID/Long COVID 13 Differentiating features of ratutrelvir , a potent oral antiviral agent Dose at RP2D maintains favorable PK, with plasma drug levels at > 4 - times the EC 9 0, and we predict that drug concentrations will be higher in lung compared to blood plasma Broadly more active against original COVID strains, variants of concern, and emerging drug - resistant strains compared to nirmatrelvir, ensitrelvir , and ibuzatrelvir A Phase 1 clinical study with 10 continuous days of ratutrelvir dosing demonstrated excellent safety/tolerability, and maintained drug levels above the predicted therapeutic range without the use of ritonavir Good overall tolerability enables increased duration and intensity of treatment, which may reduce the rate of clinical rebound and mitigate the risk of Long COVID Good overall safety profile allows once daily, single tablet dosing for 10 days to prevent rebound, compared to PAXLOVID® with multiple tablets taken twice a day for 5 days where rebound risk was higher than among untreated patients Favorable profile could enable accessibility to a larger number of vulnerable individuals Notes: TRAW data on file. Nirmatrelvir is the active agent in PAXLOVID® (a registered trademark of Pfizer, Inc); ibuzatrelvir is being developed by Pfizer, Inc.

Ratutrelvir is Consistently More Potent than Competitor Agents for Suppressing COVID virus growth in vitro 14 Superior to nirmatrelvir or ibuzatrelvir , across multiple virus strains Notes: Data represents a comparison of literature data v. Traws ’ in vitro assay results. EC50 – effective concentration for 50% inhibition of virus replication in vitro; EC90 – effective concentration for 90% inhibition of virus replication in vitro, COVID = SARS - CoV - 2. Nirmatrelvir is the active ingredi ent in PAXLOVID® a registered trademark of Pfizer, Inc. ibuzatrelvir is being developed by Pfizer, Inc. Traws data on file. EC50 values for Mpro inhibitors against multiple COVID strains (results in nM) Representative EC50 values for Mpro inhibitors and the number of strains tested (results in nM)

Ratutrelvir is Active Against Viruses with Acquired Resistance to PAXLOVID® or Ensitrelvir

Clinical Treatment	Overall Rate of Resistant Variants	Mutations Decreasing Drug Activity by > 2.5 fold	Effect of Reported Mutations on Ratutrelvir Activity[3]
PAXLOVID®	11.4% (in clinical studies)[1]	G138S	Not Detected
		E166V	<2.5 fold
		H172Y	Not Detected
		Q189K	Not Detected
		P252L	<2.5 fold
		V297A	Not Detected
Ensitrelvir	9.3% for 125 mg drug dose[2]	M49L	Not Detected
		M49I	Not Detected
		S144A	Not Detected
		T25I	Not Detected
		T25A	Not Detected

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Notes/Sources: PAXLOVID® is a registered trademark of Pfizer, Inc. [1] Tamura, et al. "Emerging SARS-CoV-2 Resistance After Antiviral Treatment." JAMA Network Open 7(9): e2435431-e2435431.
2 Uehara, et al., (2025). "Ensitrelvir treatment–emergent amino acid substitutions in SARS-CoV-2 3CLpro detected in the SCORPIO-SR phase 3 trial." Antiviral Research 236: 106097.
[3] In vitro selection for ratutrelvir resistance; Not Detected – mutation not observed after in vitro selection for ratutrelvir resistance; TRAWS internal information

TRAWS PHARMA

Phase 1 MAD Results: Daily Oral 600 mg Dose Sustains Drug Levels above EC 90 for 10 days in Healthy Volunteers (NCT06402136) 16 No treatment related adverse events Source: TRAWS data on file, Notes: MAD = multiple ascending dosing 9,415 nM (Exposure Limit) 25 nM EC90 (3xEC50) Multiple Ascending Doses in human trough concentrations 0 1 2 3 4 5 6 7 8 9 10 11 12 13 1 10 100 1000 10000 100000 Days R a t u t r e l v i r , n M 48 nM 600 mg, QDx10 days Multiple Ascending Doses in human 0 4 8 12 16 20 24 28 1 10 100 1000 10000 100000 Hours R a t u t r e l v i r , n M 48 nM 600 mg, QDx10 days (Day 0) 600 mg, QDx10 days (Day 9) Plasma drug levels are similar during 0 - 24 h on first (Day 0) and last (Day 9) of 600 mg, daily dosing, showing no induction of drug metabolism Daily plasma drug levels (24 h after dosing) remain above EC 90 for daily dosing of 600 mg

Consistent High Plasma Drug Levels Could Allow for Protection Against New Variants 17 No treatment related adverse events Source: TRAWS data on file, Notes: MAD = multiple ascending dosing study 9,415 nM (Exposure Limit) 25 nM EC90 (3xEC50) Multiple Ascending Doses in human 0 1 2 3 4 5 6 7 8 9 10 11 12 13 1 10 100 1000 10000 100000 Days R a t u t r e l v i r , n M 48 nM 600 mg, QDx10 days 110 nM (13xEC50) Plasma drug l evels (24 h C trough values for Days 1 - 9) Above EC 90 for virus suppression and within the target PK window (>25 nM and below the exposure limit): based on more intensive data collection after first and last dose Phase 1 Multiple Ascending Dose Study

Phase 2a COVID19 Study Design 18 Enroll 90 COVID19 - positive subjects 18 - 65 years of age Three groups (n=30 each): • Daily 600 mg of ratutrelvir for 10 days in PAXLOVID® eligible patients • Paxlovid for 5 days • Daily 600 mg of ratutrelvir for 10 days in patients ineligible for PAXLOVID® Evaluate time to decrease duration and intensity of symptoms, pharmacokinetics, changes in virus burden, frequency and timing of clinical rebound Randomized, double - blind, controlled, international non - inferiority study to assess safety, tolerability, pharmacokinetics and activity of ratutrelvir , oral, once - daily 600 mg for 10 days in patients eligible or ineligible for PAXLOVID® therapy compared to PAXLOVID® for 5 days Study Design Subjects Overall objectives Dosing Notes: PAXLOVID® is a registered trademark of Pfizer, Inc.

Phase 2a COVID19 Study Design 19 Outcome Measures Include • Symptom relief • Hospitalization • Death • PK • Virus burden • Frequency of clinical rebound • Timing of clinical rebound

20 Phase 2 Studies Underway Phase 1 studies demonstrated excellent overall safety and tolerability and defined a Phase 2 target dose Phase 2 non - inferiority study underway evaluating ratutrelvir compared to PAXLOVID® in newly diagnosed COVID patients. The program also includes a separate single arm study in patients ineligible for PAXLOVID®. Topline data from both studies expected by YE 2025 Note: TRAW data on file. PAXLOVID® is a registered trademark of Pfizer, Inc.

Bird Flu Tivoxavir marboxil (TXM, TRX100) A single - dose investigational, CAP - dependent endonuclease inhibitor for treatment or prevention of H5N1 bird flu 21

Influenza is a Critical Threat To Human Health Today

High pandemic potential with no currently approved treatments

1. High historical human mortality from bird flu, with human pandemic potential[1]
2. Major and increasing agricultural impact of bird flu
3. There are no approved bird flu therapies
4. Inadequate potency of current antiviral agents for bird flu
5. Limited cross protection provided by current seasonal flu vaccines

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Source: See https://www.who.int/publications/m/item/cumulative-number-of-confirmed-human-cases-for-avian-influenza-a(h5n1)-reported-to-who--2003-2025--19-march-2025

TRAWS PHARMA

Tivoxavir Marboxil (TRX100/TXM): Value Proposition for Bird Flu 23 Differentiating features of TXM, a potent oral antiviral drug candidate A single dose reduced disease and prevented death in 3 preclinical animal models used commonly in flu drug development, with large reductions in lun g virus levels and lung pathology A singl e dose maintained plasma levels above the EC 90 for approximately 3 weeks in Phase 1 human studies 4 5 Broadly effective against bird flu strains including “Texas dairy worker strain”, demonstrated through in vivo studies Large safety window enables use of higher TXM doses, if needed to treat future emergent resistant strains

Tivoxavir Potently Inhibits Highly Pathogenic Avian Influenza Viruses 24 Tivoxavir (the active metabolite of TRX100) inhibits replication of HPAI H5N1 avian influenza viruses and reference (H3N2) influenza viruses 2 Note: Based on avian influenza virus circulating in 2022 - 2023, 2. Results from the Influenza replication inhibition neuraminidas e - based assay, provided by the US CDC (Atlanta) Tivoxavir (TRX101) Strain Designation EC 50 (nM) H5N1 viruses 0.40 A/ chicken /Idaho/22 - 011347 - 004/2022 0.52 A/ Canada_ goose /Wyoming/22 - 011671 - 001/2022 0.43 A/ Red_Shoulder_ Hawk /Minnesota/22 - 012000 - 004/2022 0.34 A/ dolphin /Florida/22 - 025319 - 002/2022 0.41 A/ black_ vulture /Florida/22 - 012333 - 001/2022 - c30 Reference A(H3N2) Viruses 1.21 A/Louisiana/50/2017 ( Wt ) 10.28 A/Louisiana/49/2017 (PA - I38M)

Human H5N1 Virus is Resistant to Available Antiviral Drugs Multiple mutations related to increased transmission and growth in mammalian cells and natural resistance to oseltamivir (Tamiflu®) and baloxavir (XOFLUZA® ) 25 Nine Mutations in A/Texas/37/2024 were Not Present in the Bovine Isolate Oseltamivir and Baloxavir are Less Potent Against A/Texas/37/2024 Compared to Other H1N1 and H5N1 Virus Isolates Sources: Adapted from Mostafa, et al (2025) DOI: 10.1080/22221751.2024.2447614 . Tamiflu® is a trademark registered of Roche. Xofluza ® is a registered trademark of Genentech Pharmaceuticals, an independent subsidiary of Roche

TXM Provides 100% Protection Against Lethal Bird Flu Challenge in Mice

Mouse antiviral study using bird flu (H5N1) transmitted from cattle to a dairy worker

Bird Flu



Human isolate H5N1 intranasal



Oral dose TRX100



Female BALB/c Mice
Survival Curve
% Survival
100
80
60
40
20
0
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14
Days Post Challenge
Vehicle Control
TRX-100



Female BALB/c Mice
Body Weight Change
% Body Weight Change MEAN ± SEM
10
0
-10
-20
*
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14
Days Post Challenge
Vehicle Control
TRX-100

Virus Challenge Protocol

Virus stock:	H5N1(A/Texas/37/2024)
Stock titer:	1.47×10^{9} $TCID_{50}$/mL
Challenge dose:	7.34×10^{0} $TCID_{50}$/dose
Oral TVX:	Dosed 0 and 12 hours after challenge (total 50 mg/kg – equivalent to 240 mg in human)
Two Groups:	15 animals per group

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Notes: Challenge dose via intranasal delivery. TXM = tivoxavir marboxil, 5 animals per group sacrificed on D3 for determination of virus titer in lungs (data pending). Data on file, TRAWS Pharma.

TRAWS PHARMA

27 1. Virus challenge protocol per slide 14. TCID = tissue culture infectious dose Virus Titer Group Animal 7x10 8 Vehicle 31 1.3x10 7 32 1.3x10 8 33 8.2x10 8 34 1.2x10 7 35 Virus Titer Group Animal BLLQ TXM Day 1 dose of 50 mg/kg 46 BLLQ 47 BLLQ 48 BLLQ 49 BLLQ 50 Virus titer – TCID 50 /gram of tissue; BLLQ – below lower limit of quantitation (2.2x10 3 TCID 50 /gram) Day 3 Lung Virus Titers (TCID 50 ) TXM Achieved Complete Viral Clearance in the Lung Based on murine viral challenge studies 1

Virus Challenge Study in Ferrets: Key Data to Support Clinical and Regulatory Strategy for TXM in Bird Flu

Promising topline data in ferret model using virus isolated from a dairy worker. Viral inoculum: $1X10^3$ $TCID_{50}$ of A/Texas/37/2024 H5N1 via intranasal instillation



Ferret model

Oral treatment:	8 hours after virus inoculation
Doses:	120 mg human equivalent
	240 mg in human equivalent
Two Groups:	10 Animals per group (5F/5M), 13-15 weeks of age
	Treated and control
Endpoints:	Survival, changes in body weight, virus burden in lung and nasal tissues

Topline Data: Substantial improvements in disease progression observed after a single dose of TXM

- Lethal challenge showed that TXM increased the proportion of surviving animals
- Lowered the viral burden in lungs and nasal tissues
- Delayed and reduced body weight loss

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Note: TRAW data on file. intranasal challenge/inoculation. Virus challenge stock: A/Texas/37/2024 (H5N1); 4 animals per group sacrificed at three days after viral inoculation for lung virus burden determinations

TRAWS PHARMA

Vehicle Control Equivalent to 240 mg human dose Equivalent to 120 mg human dose TXM Dose - dependently Increased Survival in Ferrets Infected with Bird Flu 29 Note: TRAW data on file. intranasal challenge/inoculation. Virus challenge stock: A/Texas/37/2024 (H5N1); 4 animals per group sa crificed at three days after viral inoculation for lung virus burden determinations

Vehicle Control High dose (equivalent to 240 mg human dose Low dose (equivalent to 120 mg human dose) Vehicle Control Equivalent to 240 mg human dose Equivalent to 120 mg human dose TXM Doses Prevented Rapid Body Weight Loss in Ferrets Infected with Bird Flu 30 Note: TRAW data on file. intranasal challenge/inoculation. Virus challenge stock: A/Texas/37/2024 (H5N1); 4 animals per group sa crificed at three days after viral inoculation for lung virus burden determinations

Vehicle Control Equivalent to 240 mg human dose Equivalent to 120 mg human dose Single Oral Dose of TXM Reduced Lung Virus Burden in Ferrets 31 Note: TRAW data on file. intranasal challenge/inoculation. Virus challenge stock: A/Texas/37/2024 (H5N1); 4 animals per group sa crificed at three days after viral inoculation for lung virus burden determinations. TCID = tissue culture infectious doses

Control – no drug 0% survival Equivalent to 240 mg human dose 50% survival Equivalent to 120 mg human dose 30% survival Viral RNA copies per mL Single Oral Dose of TXM Increased Survival and Reduced Lung Virus Burden in Bird Flu - Infected Ferrets 32 Note: TRAW data on file. intranasal challenge/inoculation. Virus challenge stock: A/Texas/37/2024 (H5N1); 4 animals per group sa crificed at three days after viral inoculation for lung virus burden determinations

TXM Treatment Reduced Lung Pathology in Ferrets Infected with Bird Flu Virus: Dose-Dependent Impact on Cellular Infiltration of the Lungs


Day 3: Control
Day 3[1]: Human Equivalent 120 mg
Day 3[2]: Human Equivalent 240 mg

Cellular infiltration/inflammation: basophilic, dark-staining areas (solid arrows)

- **Control**: Extensive cellular infiltration of lung
- **TXM 10.6 mg** (HE120 mg): Areas of cellular infiltration greater than the 21.2 mg dose animals, far less than untreated controls
- **TXM 21.2 mg** (HE 240 mg): Few areas of cellular infiltration, lung mostly normal with open alveoli

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Note: TRAW data on file. intranasal infection with A/Texas/37/2024 (H5N1); lung pathology assessed three days after infection. Note: 1 = TXM dose of 10.6 mg; 2 = TSM dose of 21.2 mg. HE = human equivalent

TRAWS PHARMA

Virus Challenge Study in Non-Human Primate: Key Data to Support Clinical and Regulatory Strategy for TXM in Bird Flu

Promising topline data in non-human primate (NHP) model using virus isolated from a dairy worker.
Viral inoculum: $1X10^6$ $TCID_{50}$ of A/Texas/37/2024 H5N1 with half delivered via intranasal instillation and half delivered to the oropharynx

Non-human primate model



Oral treatment	12 hours after non-lethal virus inoculation
Dose:	One dose (480 mg human equivalent dose)
Two Groups:	5 animals per group (treated and control)
Endpoints:	Virus burden in lung and nasal tissues, body weight

Topline Data: Substantial changes in disease progression observed after a single dose of TXM

- Non-lethal challenge showed that tivoxavir marboxil significantly lowered lung virus burden
- No virus-induced weight loss

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Note: TRAW data on file. Virus challenge stock: A/Texas/37/2024 (H5N1); 5 animals per group

TRAWS PHARMA

Post - Exposure TXM Treatment Prevented Body Weight Loss in A/H5N1 - Infected Non - Human Primates (p < 0.004) 35 Note: TRAW data on file. Virus challenge stock: A/Texas/37/2024 (H5N1); 5 animals per group

Post - Exposure TXM Treatment Reduced A/H5N1 Titer in Bronchoalveolar Lavage (BAL) and Nasal Swab (NS) Specimens from Infected Nonhuman Primates 36 Note: TRAW data on file. Virus challenge stock: A/Texas/37/2024 (H5N1); 5 animals per group

Post - Exposure TXM Treatment Reduced A/H5N1 Levels Detected by Quantitative PCR (qPCR) in Bronchoalveolar Lavage (BAL) and Nasal Swab (NS) Specimens from Infected Nonhuman Primates 37 Note: TRAW data on file. Virus challenge stock: A/Texas/37/2024 (H5N1); 5 animals per group

Control Animals – no drug treatment • Results for individual animals are depicted • Results from bronchoalveolar lavage samples collected on Study Day 3 and analyzed by TCID 50 assay • < 10e3 – below the lower limit of quantitation Animals treated with equivalent of human dose 480 mg Virus Infectivity per mL Single Oral Dose of TXM Blocks Bird Flu Replication in the Lungs of NHPs 38 Note: TRAW data on file. Virus challenge stock: A/Texas/37/2024 (H5N1); 5 animals per group

Tivoxavir Marboxil Treatment Reduced Lung Pathology in Nonhuman Primates Infected with Bird Flu Virus

Cellular infiltration and inflammation: basophilic, dark-staining areas (solid arrows)

Untreated | **TXM-treated[1]**

1.25x

10x



Control (untreated): extensive areas of basophilic staining indicating cellular infiltration and inflammation

TXM (Treated): no areas of cellular infiltration. Lung is normal in appearance with open alveoli

Note: TRAW data on file. Virus challenge stock: A/Texas/37/2024 (H5N1); 5 animals per group: Based on Day 10 necropsy. X = magnification. 1 = TXM dose at 480 mg human equivalentt dose

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TRAWS PHARMA

Phase 1 Study Design for TXM 40 Notes: TRAW data on file. Sentinels observed for 24 hours before dosing Main Group. Tivoxavir marboxil dose given as powder - in - capsule. Safety Review Committee evaluation 10 days after dosing. Pharmacokinetic study continued until 28 days after dosing. Eligibility : Healthy volunteers Flu - negative men and women, ages 18 - 64 years of age Endpoints: Primary: • Safety and tolerability Secondary: • Ability to maintain plasma blood levels above the EC 90 • Pharmacokinetics Treatment 80 mg,120 mg, 240 mg, 480 mg doses • 8 patients/dose (6 active, 2 placebo) per cohort • All cohorts were fasted and included an initial 2 - patient sentinel safety dose (1 active, 1 placebo) Single - dose regimen Assessments • Plasma drug level assessment multiple times over three weeks

Phase 1 Data Show that TXM Maintains Plasma Blood Levels > EC_{90} for ~3 weeks (NCT06757738)

No treatment related adverse events

Plasma drug levels above EC_{90} for ~3 weeks days after single 480 mg dose in healthy volunteers



Tivoxavir in plasma (ng/mL)
100
10
1
0.1
0
48
96
144
192
240
288
336
384
432
480
528
576
624
672
720
Time (hours)
120 mg
240 mg
480 mg
EC90 ~0.82 ng/mL
3 weeks

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Notes: Four doses evaluated (80, 120, 240, 480mg, all fasted). Each group included a sentinel dose with 24h observation (1 active, 1 placebo), following by the main group (5 active, 1 placebo). Tivoxavir marboxil dosed as powder-in-capsule. Safety Review Committee evaluation 10 days after dosing. Pharmacokinetic study continued until 28 days after dosing.. Data on file, TRAWS Pharma.

TRAWS PHARMA

TXM Could Be a Fit for Drug Stock Piling for Pandemic Preparedness

Filing of IND to enable advancement of BARDA discussions

Exceptional Pathogenic Bird Flu Potential

- Virus evolved to a more virulent strain (dairy worker, mild symptoms)
- History of A/H5N1 virus strains with up to 50% case fatality rate[1]
- Virus can be 100% fatal in 3-5 days in animals (mice, ferrets, NHP)[2]
- Placebo-controlled trials would be unethical and not feasible

Compelling Preclinical Animal Studies in Bird Flu and Seasonal Flu

- Preclinical studies used commonly accepted flu models (mice, ferrets and non-human primates)

Excellent Human Safety and Pharmacokinetics

- Positive Phase 1 safety/dosing escalation data (healthy volunteers) includes dose levels that were protective in animal studies
- Maintained plasma levels above the EC_{90} for more than 3 weeks, with good overall safety

Sources: 1. bird flu case fatality rate: WHO information: https://cdn.who.int/media/docs/default-source/wpro---documents/emergency/surveillance/avian-influenza/ai_20250131.pdf. 2. Traws information

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TRAWS PHARMA

Phase 2a Seasonal/Pandemic Flu Study Design

Study Design	Randomized, double-blind, controlled, international non-inferiority study to assess safety, tolerability, pharmacokinetics and activity of a one-time dose of TXM in subjects with acute, uncomplicated, community-acquired influenza compared to standard of care, or TXM for subjects with confirmed H5N1 influenza
Subjects	Expected to enroll ~150 influenza-positive subjects 18-65 years of age
Dosing	Expected to incorporate five dosing groups (n=30 each): • TXM dose level 1 (seasonal) • TXM dose level 2 (seasonal) • TXM dose level 2 (H5N1) • Baloxavir marboxil (seasonal) • Oseltamivir (H5N1)
Overall objectives	Evaluate two dose levels of TXM versus baloxavir marboxil in seasonal influenza and TXM versus oseltamivir in H5N1 influenza; assess time to symptom relief, safety, virology, with follow-up out to 28 days

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TRAWS PHARMA

Phase 2a Seasonal Flu Study Design: Including H5N1 or H5N2 infections 44

Targeting Critical Viral Threats to Human Health

1. Focusing on small molecule antiviral drugs active against respiratory viruses with pandemic potential

2. Potential best-in-class COVID program to replace existing therapies (>$6B revenue, 2024), prevent clinical rebound and explore treatment of Long COVID[1]

3. Potential first-in-class bird flu program, with an initial goal to build out the US strategic stockpile (estimated 300 million to 600 million doses[2])

4. Experienced team, supported by recognized institutional investors, including OrbiMed

5. Progressing business development exit strategies for legacy oncology assets (rigosertib and narazaciclib)

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Source: 1. Pfizer 2024 financial results here, p. 24, Merck 2024 financial results here, p5 = $5.7B + $964M = >$6B 2. TRAW internal information.

TRAWS PHARMA

Thank You! www.trawspharma.com